                                 THIS DEED We hereby certify the within to be a true and correct copy of the original document.

                                      By /s/ [graphic of signature]
                                         --------------------------------------


                                    THIS DEED


         MADE the 16th day of March, 2004

         BETWEEN TOWNFAIR CENTER ASSOCIATES, a Pennsylvania general partnership having an address at c/o Michael Joseph Development Corporation, 2500 Brooktree Road, Suite 300, Wexford, Pennsylvania 15090 ("Grantor"),

                                       AND

         CEDAR TOWNFAIR, LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Grantee"),

         WITNESSETH, that in consideration of $13,006,690 paid by Grantee, the receipt of which is hereby acknowledged, Grantor hereby grants and conveys to Grantee the following:

         ALL that certain piece, parcel or lot of land located in White Township, Indiana County, Pennsylvania, more particularly identified and described on Exhibit A attached hereto (the "Property").

         TOGETHER WITH all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever belonging to the Property or in any way pertaining to the Property, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of Grantor, as well at law as in equity, of, in, and to the same.

         TOGETHER WITH all of Grantor's rights and interests as Declarant under that certain Declaration of Reciprocal Easements, Covenants, and Restrictions made by Townfair Center Associates dated September 28, 1995, and recorded in Deed Book Volume 1072, Page 106; as amended by Amended and Restated Declaration of Reciprocal Easements, Covenants and Restrictions made by Townfair Center Associates and Townfair Center Associates, Phase III dated September 4, 2003, and recorded in Record Book Volume 1326, Page 204.

         UNDER AND SUBJECT TO all prior instruments of record.

 with the appurtenances: To Have and To Hold the same to and for the use of Grantee, its successors and assigns forever, and Grantor, for its successors and assigns, hereby covenants and agrees that it will WARRANT SPECIALLY the Property hereby conveyed.

 NOTICE - THIS DOCUMENT MAY NOT/DOES NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE/HAVE, THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND, THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. [This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984, as amended, and is not intended as notice of unrecorded instruments, if any.]

         IN WITNESS WHEREOF, Grantor has signed and sealed this Deed on the day and year first above written.

                                  TOWNFAIR CENTER ASSOCIATES,
                                  a Pennsylvania general partnership

                                  By: Michael Joseph Limited Partnership #2,
                                      a Pennsylvania limited partnership,
                                      General Partner

Attest:                           By: Michael Joseph Development Corporation,
                                      a Pennsylvania corporation,
                                      General Partner

/s/ [graphic of signature]        By: /s/ Guy J. DiRienzo
                                      ------------------------------------
                                      Guy J. DiRienzo, Vice President

Attest:                           By: P. J. Dick Incorporated,
                                      a Pennsylvania corporation,
                                      General Partner

/s/ [graphic of signature]        By: /s/ Stephen M. Clark
                                      ------------------------------------
                                      Stephen M. Clark,
                                      Executive Vice President

 NOTICE THE UNDERSIGNED, AS EVIDENCED BY THE SIGNATURE TO THIS NOTICE AND THE ACCEPTANCE AND RECORDING OF THIS DEED, IS FULLY COGNIZANT OF THE FACT THAT THE UNDERSIGNED MAY NOT BE OBTAINING THE RIGHT OF PROTECTION AGAINST SUBSIDENCE, AS TO THE PROPERTY HEREIN CONVEYED, RESULTING FROM COAL MINING OPERATIONS AND THAT THE PURCHASED PROPERTY, HEREIN CONVEYED, MAY BE PROTECTED FROM DAMAGE DUE TO MINE SUBSIDENCE BY A PRIVATE CONTRACT WITH THE OWNERS OF THE ECONOMIC INTEREST IN THE COAL. THIS NOTICE IS INSERTED HEREIN TO COMPLY WITH THE BITUMINOUS MINE SUBSIDENCE AND LAND CONSERVATION ACT OF 1966, AS AMENDED 1980, OCT. 10, P.L. 874, NO. 156 ss.1.

                                CEDAR TOWNFAIR, LLC
                                a Delaware limited liability company

                                By: Cedar Shopping Centers Partnership, L.P.,
                                    a Delaware limited partnership, Member

                                    By: Cedar Shopping Centers, Inc.
                                        a Maryland corporation, General Partner

                                        By: /s/ Leo S. Ullman
                                            -----------------------------------
                                            Leo S. Ullman, President

                            CERTIFICATE OF RESIDENCE

         I hereby certify that Grantee's precise residence is 44 South Bayles Avenue, Port Washington, NY 11050.

                                        /s/ [graphic of signature]
                                        -----------------------------------
                                        Attorney or Agent for Grantee

Commonwealth of Pennsylvania        )
                                    ) ss.
County of Allegheny                 )

         On this, the 17th day of March, 2004, before me, the undersigned officer, personally appeared Guy J. DiRienzo, who acknowledged himself to be the Vice President of Michael Joseph Development Corporation, a Pennsylvania corporation and the General Partner of Michael Joseph Limited Partnership #2, a Pennsylvania limited partnership and a General Partner of Townfair Center Associates, a Pennsylvania general partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/ Mary E. Fersch
                                        -----------------------------------
                                        Notary Public

                                               COMMONWEALTH OF PENNSYLVANIA

My Commission Expires:                             [graphic omitted]


Commonwealth of Pennsylvania        )
                                    ) ss.
County of Allegheny                 )

         On this, the 16th day of March, 2004, before me, the undersigned officer, personally appeared Stephen M. Clark, who acknowledged himself to be the Executive Vice President of P. J. Dick Incorporated, a Pennsylvania corporation and a General Partner of Townfair Center Associates, a Pennsylvania general partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/ Sarah J. Paterick
                                        -----------------------------------
                                        Notary Public

My Commission Expires: July 30, 2006



-------------------------------------------
               Notarial Seal
      Sara J. Paterick, Notary Public
    West Mifflin Boro, Alleghany County
    My Commission Expires July 30, 2006
-------------------------------------------
Member Pennsylvania Association Of Notaries

                                    Exhibit A

         All those certain lots or parcels of land situate in White Township, Indiana County, Pennsylvania identified as Lot 1, Lot 2 and Parcel A-1 shown on Townfair Plan No. 1 recorded in Plan Book Volume 5, page 216; and Lot 4A-Revised, Lot 4C-1 and Lot 4C-2 shown on Townfair Plan No. 3 recorded in Plan Book Volume 7, page 89; together bounded and described as follows:

         Beginning at a point on the westerly right of way line of Woodridge Lane, 50.00 feet wide, at the line dividing Lot 4A and Lot 4B in the Townfair Plan No. 2 as recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania, in Plan Book Volume 6, Page 151; thence from said point of beginning by the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2 the following six (6) courses and distances:

         N 84(degree) 19' 30" W a distance of 79.12 feet;
         N 66(degree) 43' 51" W a distance of 103.04 feet;
         S 83(degree) 09' 40" W a distance of 89.49 feet;
         S 60(degree) 48' 33" W a distance of 315.89 feet;
         S 53(degree) 22' 57" W a distance of 103.15 feet;
         S 36(degree) 47' 14" W a distance of 41.79 feet to a point.

         Thence by the line dividing Lot 4A from Lot 4B and Lot 4D in said Townfair Plan No. 2, S 60(degree) 18' 41" W a distance of 59.66 feet to a point; thence by the line dividing Lot 4A and Lot 4D in said Townfair Plan No. 2, S 50(degree) 12' 16" W a distance of 95.33 feet; thence continuing by same S 37(degree) 01' 31" W a distance of 32.69 feet to a point on the easterly right of way line of Ben Franklin Road, State Route No. 6422, variable width; thence by the easterly right of way line of said Ben Franklin Road the following six
 (6) courses and distances:

         N 24(degree) 25' 00" W a distance of 130.66 feet;
         N 55(degree) 22' 50" W a distance of 29.15 feet;
         N 24(degree) 25' 00" W a distance of 133.43 feet;

         N 27(degree) 35' 22" W a distance of 46.74 feet;
         N 21(degree) 51' 18" W a distance of 169.75 feet;
         N 24(degree) 25' 00" W a distance of 11.89 feet to a point on the line dividing Lot 4C in said Townfair Plan No. 2 and Lot 3 in the Townfair Plan No. 1 as recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania, in Plan Book Volume 5, Page 216; thence by the line dividing Lot 4C in said Townfair Plan No. 2 and Lot 3 in said Townfair Plan No. 1,
N 60(degree) 41' 56" E a distance of 149.94 feet to a point on the line dividing Lot 3 and Lot 1 in said Townfair Plan No. 1; thence by the line dividing Lot-3 and Lot 1 the following eight (8) courses and distances:

         N 29(degree) 34' 47" W a distance of 96.95 feet;
         N 30(degree) 38' 03" W a distance of 147.34 feet;
         N 48(degree) 30' 41" W a distance of 15.35 feet;
         N 85(degree) 19' 12" W a distance of 16.22 feet;
         S 60(degree) 40' 35" W a distance of 30.39 feet;
         S 41(degree) 30' 57" W a distance of 34.66 feet;
         S 31(degree) 32' 07" W a distance of 34.96 feet;
         S 21(degree) 36' 38" W a distance of 13.82 feet to a point on the easterly right of way line of said Ben Franklin Road.

         Thence by the easterly right of way line of said Ben Franklin Road the following five (5) courses and distances:

         in a northwesterly direction by a curve bearing to the left having a radius of 766.78 feet through an arc distance of 122.83 feet;

         S 52(degree)43' 16" W a distance of 5.00 feet;

         in a northwesterly direction by a curve bearing to the left having a radius of 761.78 feet through an arc distance of 38.67 feet to a point of tangency;

         N 40(degree)12' 00" W a distance of 174.85 feet to a point of curvature;

         in a northwesterly direction by a curve bearing to the right having a radius of 774.02 feet through an arc distance of 157.74 feet to a point on the line dividing Lot 2 in said Townfair Plan No. 1 from lands now or formerly of Hampton Court Associates.

         Thence by the line dividing Lot 1 and Lot 2 in said Townfair Plan No.
1 from lands now or formerly of Hampton Court Associates N 55(degree) 00' 00" E a distance of 966.14 feet to a point on the line dividing Lot 1 in said Townfair Plan No. 1 and lands now or formerly of L M C Enterprises, Inc.; thence by the line dividing Lot 1 in said Townfair Plan No. 1 and Lot 4A in said Townfair Plan No. 2 from lands now or formerly of L M C Enterprises, Inc. S 29(degree) 15' 00" E a distance of 1,172.00 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of L M C Enterprises, Inc.; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of L M C Enterprises, Inc. N 62(degree) 01' 26" E a distance of 693.37 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Frank J. Simone, et ux; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Frank J. Simone, et ux, S 20(degree) 03' 39" E a distance of 112.14 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and the Klamar Plan of Lots as recorded in the Office of the Recorder of Deeds of Indiana County, Pennsylvania, in Deed Book Volume 491, Page 475; thence by the line dividing Parcel A-1 in said Townfair Plan No. 2 and said Klamar Plan of Lots following three (3) courses and distances:

         S 68(degree) 13' 21" W a distance of 22.97 feet;
         S 21(degree) 20' 39" E a distance of 39.21 feet;
         S 32(degree) 07' 21" W a distance of 65.01 feet to a point.

         Thence by the line dividing Parcel A-l in said Townfair Plan No. 2 from said Klamar Plan of Lots, the northerly terminus of Hickory Lane, 35.00 feet wide, Lot 12 in said Klamar Plan of Lots and lands now or formerly of Norman H. Lewandowski S 71(degree) 56' 21" W a distance of 338.00 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Norman H. Lewandowski; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and lands now or formerly of Norman H. Lewandowski
 S 12(degree) 03'.39" E a distance of 120.00 feet to a point; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 from lands now or formerly of Norman H. Lewandowski and lands now or formerly of Robert W. McKenney, Jr. et ux. S 03(degree) 16' 54" E a distance of 99.91 feet to a point on the line dividing Parcel A-l in said Townfair Plan No. 2 and Lot 7 in said Klamar Plan of Lots; thence by the line dividing Parcel A-l in said Townfair Plan No. 2 and Lot 7 in said Klamar Plan of Lots S 89(degree) 34' 09" W a distance of 176.99 feet to a point on the cul-de-sac of the northerly terminus of said Woodridge Lane; thence by the cul-de-sac of the northerly terminus of said Woodridge Lane in a southerly direction by a curve bearing to the left having a radius of
 50.00 feet through an arc distance of 172.10 feet to a point on the westerly right of way line of said Woodridge Lane; thence by the westerly right of way line of said Woodridge Lane S 05(degree) 40' 30" W a distance of 58.32 feet to a point on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2, such point being the point of beginning.